UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – APRIL 14, 2011

3POWER ENERGY GROUP INC.
(Exact name of Registrant as specified in its charter)

NEVADA	333-103647	98-0393197
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Wall Street, 21st Floor
New York, NY 10005
(Address of principal executive offices)

011 44 203 318 2995
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07                      Submission of Matters to a Vote of Security Holders

Special Meeting of Shareholders for Election of Director

On April 14, 2011, 3Power Energy Group Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”).  At the Special Meeting, Mr. Toby Durrant was elected to the Company’s Board of Directors.  Mr. Durrant has served as the Company’s Chief Investment Officer since January 26, 2011, and has served as the Company’s Acting Chief Executive Officer and Chief Financial Officer since February 25, 2011.  At the record date of April 1, 2011, the Company had 40,114,900 issued and outstanding shares, of which 20,498,638 shares, representing 51.1% of the Company’s issued and outstanding shares, were represented at the Special Meeting and voted for the election of Mr. Durrant to the Company’s Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

3POWER ENERGY GROUP INC.

By:	/s/ Toby Durrant
	Name:	Toby Durrant
	Title:	Chief Investment Officer,
Acting President and
Acting Chief Financial Officer

Date:            April 14, 2011

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